Exhibit 10.10

Amendment to the
Commercial Lease

between:	IBM Immobilien GbR
Gaisbergstrasse 21
94469 Deggendorf, Germany
- Landlord–

and:	congatec AG
Auwiesenstrasse 5
94469 Deggendorf, Germany
- Tenant-

For the following building:	Auwiesenstrasse 5, 94469 Deggendorf, Germany

To the Commercial Lease dated 12/31/2004 incl. the modifications/amendments dated 12/31/2004, 12/28/2006, 01/01/2009 and 01/20/2009, the following Amendment shall be agreed on:

To Art. 1 Object of lease

The parking lots in the underground parking garage may be used minus 2 lots (for the Landlord). To Art. 3 Rental payment

From 01/01/2013, the following rental payment shall be made:

Item	Rented space/description	m²	Rent/m²	Total rent	Total
1	Second floor - Commercial unit 1 part 1	616.07	7.00 €	4,312.49 €
2	Second floor- Commercial unit 1 part 2	283.43	7.00 €	1,984.01 €
3	First floor * Commercial unit 1 part 3	73.37	6.00 €	440.22 €
4	First floor- Commercial unit 1 part 4	62.29	7.00 €	436.03 €
	Total commercial unit 1	1035.16		7,172.75 €	7,172.75 €

5	First floor - Commercial unit 2	155.17	4.00 €	* *	* *
6	Underground parking garage - Lump sum rent			1,000.00 €	1,000.00 €

	Net rent	1190.33			8,172.75 €
7	Monthly operating cost installment				1,050.00 €
	Total net payment				9,222.75 €
	19 % VAT				1,752.32 €
	Monthly gross payment				10,975.07 €

** Item 5 will possibly be rented from 07/01/2013.

To item 7 The advance payment for operating costs shall be adjusted after accounting the 2012 operating costs (reason: costs of fuel oil).

From 01/01/2014, the rental payment shall be adjusted as follows:

Item	Rented space/description	m²	Rent/m²	Total rent	Total
1	Second floor- Commercial unit 1 part 1	616.07	7.50 €	4,620.53 €
2	Second floor- Commercial unit 1 part 2	283.43	7.50 €	2,125.73 €
3	First floor * Commercial unit 1 part 3	73.37	6.50 €	476.91 €
4	First floor * Commercial unit 1 part 4	62.29	7.50 €	467.18 €
	Total Commercial unit 1	1035.16		7,690.33 €	7,690.33 €

5	First floor- Commercial unit 2	155.17	4.00 €	620.68 G	620.68 €
6	Underground parking garage - Lump sum rent			1,000.00 €	1,000.00 €

	Net rent	1190.33			9,311.01 G
	Monthly operating costs installment				1,050.00 G
	Total net payment				10,361.01 €
	19 % VAT				1,968.59 €
	Monthly gross payment				12,329.60 €

The enclosed updated calculation of areas and a floor plan form part of this Amendment.

All other provisions of the Commercial Lease dated 12/31/2004 and its Amendments shall remain unaffected.

Deggendorf, 12/15/2012

/s/ Heinz Iglhaut	/s/ Gerhard Edi

IM Immobilien GbR	congatec AG

- Landlord – Heinz Iglhaut	Tenant – Gerhard Edi

Calculation of spaces according to WoFlV (German Computation Ordinance, Wohnflächenverordnung):

Inventory

Calculation of usable floor spaces according to WoFlV:

Usable floor spaces commercial IBM building

Commercial unit 1 part 1 - first floor

Ladies’ bathroom	11.28 m²
Conference room 2	28.74 m²
Reserve 1	95.59 m²
Cloak room.	6.04 m²
Men’s bathroom	3.22 m²
Dark room	11.43 m²
R&D	12.91 m²
Cloak room.	4.65 m²
Marketing	22.55 m²
Storage room	14.66 m²
R&D Mgmt.	13.26 m²
R&D software	53.45 m²
R&D hardware	12.04 m²
Conference room 3	17.40 m²
Ladies’ bathroom	3.05 m²
Hall	71.95 m²
Logistics	17.42 m²
R&D hardware	118.09 m²
IT	17.31 m²
Management	41.58 m²
Sales department	36.70 m²
Anteroom Ladies	2.75 m²
Total CU1p1	616.07 m3

Commercial unit 1 part 2 - second floor

Approval	28.26 m
Cloak room	25.78 m
Anteroom Men	2.75 m
Conference room 1	39.58 m
Cleaning	2.74 m
Men’s bathroom	9.42 m
Techn. support	14.10 m
Kitchen	27.89 m
Reserve 2	109.58 m
Laboratory	23.33 m3
Total CU1p2	283.43 m3

Form I

Commercial unit 1 part 3 First floor

Cleaning	4.64 m3
Anteroom	6.58 m3
Office 2	22.33 m3
Office 1	28.15 m3
Hall	8.67 m3
Anteroom	3.00 m3
Total CU1p3:	73.37 m3

Commercial unit 1 part 4 First floor

Vestibule	7.82 m3
Distributing center	22.41 m3
Installations	4.64 m3
Foyer	22.45 m3
Reception	4.97 m3
Total CU1p4	62.29 m²

Total CU1                                   1035.16m²

Commercial unit 2 First floor

Storage room	20.81 m:
Men’s bathroom	2.08 m:
Anteroom Men	2.16 m:
Anteroom	4.57 m:
Office/Assembly	110.15 m:
Office 3	10.66 m:
Anteroom Ladies	2.41 m:
Ladies’ bathroom	2.33 m²
Total CU2:	155.17 m3

Total CU2: 155.17m²

Commercial unit 3 First floor

Storage room/Garages 1	50.76m²
Total CU3:	50.76 m²

Commercial unit 4 First floor

Storage room/Garages 2
26.9 m²
26.9 m²

Total commercial unit 1:	1,035.16 m²

Total commercial unit 2:	155.17 m²

Total commercial unit 3:	50.76 m²

Total commercial unit 4:	26.09 m²

Total commercial units	1267.18 m²

Usable floor spaces commercial IBM building

Usable floor spaces general first floor
Furnace room	13.05 m²
Tank room	17.54 m²
Total usable floor spaces general:	30.59 m²

Usable floor spaces gen.:	30.59 m²

Total spaces	1297.77 m²

[plot second floor]

[plot first floor]